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                                                                   EXHIBIT 10.66

                               FUNDING AGREEMENT

        This Funding Agreement ("Agreement") is by and between Bankers Insurance Group, Inc. ("BIG") and Insurance Management Solutions Group, Inc. ("IMSG"), both of 360 Central Avenue, St. Petersburg, FL 33701.

        WHEREAS, IMSG is currently a wholly owned subsidiary of BIG; and

        WHEREAS, there currently exists certain intercompany balances both payable and receivable as between BIG and IMSG and its subsidiaries; and

        WHEREAS, BIG is entering into a loan agreement with Venture Capital Corporation or subsidiary thereof ("Venture") whereby BIG will be borrowing funds from Venture;

        NOW, THEREFORE, in consideration of the premises and other valuable consideration the receipt and value of which is hereby acknowledged, the parties hereto agree as follows:

        1. FUNDING. Within ten (10) business days of receipt of the loan proceeds by BIG from Venture, the respective parties to this Agreement will settle all intercompany balances including all accounts payables and receivables and notes payables and receivables and any income tax payables or receivables as between the parties.

        2. ASSIGNMENT. This Agreement and any rights pursuant hereto shall not be assignable by either party hereto, except by operation of law. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities, or to relieve any person other than the parties hereto, or their respective legal successors, from any obligations or liabilities that would otherwise be applicable.

        3. GOVERNING LAW. This Agreement is made pursuant to and shall be governed by, interpreted under, and the right of the parties determined in accordance with, the laws of the State of Florida.

        4. NOTICE. All notices, statements or requests provided for hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Service, as certified or registered mail, postage prepaid, addressed

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        (a)     If to IMSG to:

                        360 Central Avenue
                        P.O. Box 15707
                        St. Petersburg, FL 33733
                        Attn: David K. Meehan, President
                        (813) 823-4000 x 4201 FAX (813) 823-6518

        (b)     If to BIG to:

                        360 Central Avenue
                        P.O. Box 15707
                        St. Petersburg, FL 33733
                        Attn: G. Kristin Delano
                        (813) 803-4016 FAX (813) 823-6518

or to such other person or place as each party may from time to time designate by written notice sent as aforesaid.

        5. HEADINGS. The headings of the various paragraphs of this Agreement are for convenience only, and shall be accorded no weight in the construction of this Agreement.

        6. ENTIRE AGREEMENT. This Agreement, together with such Amendment as may from time to time be executed in writing by the parties, constitutes the entire Agreement between the parties with respect to the subject matter hereof.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective officers duly authorized so to do, and their respective corporate seals to be attached hereto as of the date and year first above written.

WITNESSES:                                 BANKERS INSURANCE GROUP, INC.


                                           BY:
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                                           AS ITS:
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                                           INSURANCE MANAGEMENT
                                           SOLUTIONS GROUP, INC.


                                           BY:
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                                           AS ITS:
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